Exhibit 99

$850,000,000 Auto Receivables Backed Notes

World Omni Auto Receivables Trust 2005-B

World Omni Auto Receivables LLC

Seller

World Omni Financial Corp.

Servicer

Subject To Revision

Term Sheet Dated August 10, 2005

Joint Bookrunners of the Class A Notes

Barclays Capital	Wachovia Securities

Co–Managers of the Class A Notes

Banc of America Securities LLC

                                                 Credit Suisse First Boston

                                                                                          Merrill Lynch & Co.

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE ASSETS OF THE TRUST. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY WORLD OMNI AUTO RECEIVABLES LLC, WORLD OMNI FINANCIAL CORP. OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE WORLD OMNI AUTO RECEIVABLES TRUST 2005-B. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES ISSUED BY THE WORLD OMNI AUTO RECEIVABLES TRUST 2005-B AND THE RELATED PROSPECTUS. THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES’ CHARACTERISTICS AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THEREFORE, THE INFORMATION CONTAINED HEREIN MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO AUTO RECEIVABLES BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

$850,000,000 Auto Receivables Backed Notes

World Omni Auto Receivables Trust 2005-B

World Omni Auto Receivables LLC

Seller

World Omni Financial Corp.

Servicer

Subject to Revision

Term Sheet Dated August 10, 2005

This term sheet will be superseded in its entirety by the information appearing in the prospectus supplement relating to the notes and the prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of prospectus supplement and the prospectus included in our registration statement. A prospectus and prospectus supplement, when available, may be obtained by contacting your sales representative.

Issuer	World Omni Auto Receivables Trust 2005-B, a Delaware statutory trust formed by the seller and the owner trustee.

Seller	World Omni Auto Receivables LLC.

Servicer	World Omni Financial Corp.

Indenture Trustee	Deutsche Bank Trust Company Americas, as indenture trustee under the indenture.

Owner Trustee	Chase Bank USA, National Association, as owner trustee under the trust agreement.

Swap Counterparty	, as swap counterparty under the interest rate swap agreement.

Statistical Cutoff Date	July 11, 2005.

Initial Cutoff Date	On or about August 17, 2005.

Closing Date	On or about August 25, 2005.

Subsequent Cutoff Date	With respect to any receivable transferred to the trust after the closing date, the date specified by the seller in the month those receivables are transferred to the trust.

The Notes	World Omni Auto Receivables Trust 2005-B will issue the following securities:

Class A–1 % Auto Receivables Backed Notes in the aggregate principal amount of $175,000,000.

Class A–2 % Auto Receivables Backed Notes in the aggregate principal amount of $249,000,000.

Class A–3 % Auto Receivables Backed Notes in the aggregate principal amount of $177,000,000.

Class A–4 Floating Rate Auto Receivables Backed Notes in the aggregate principal amount of $249,000,000.

Class B % Auto Receivables Backed Notes in the aggregate principal amount of $35,789,000.

Only the Class A Notes are being offered hereby. The Class B Notes will initially be retained by the seller.

The notes are the obligations of the trust, and the sole source of payments on the notes will be the assets of the trust. The notes are not interests in, obligations of, or insured or guaranteed by the owner trustee, the seller, the servicer or any other person or entity.

The trust will also issue certificates that represent the equity or residual interest in the trust and the right to receive amounts that remain after the trust makes required payments of interest on and principal of the notes and deposits to the reserve account on a given payment date, as set forth in the section entitled “Priority of Payments” below. The certificates initially will be held by the seller.

The Assets of the Trust	The assets of the trust will include a pool of fixed rate retail installment sale contracts used to finance new and used automobiles and light-duty trucks. We refer to these contracts as “receivables.” Some of the receivables will be acquired by the trust on the closing date (the “initial receivables”) and some of the receivables will be acquired by the trust after the closing date (the “subsequent receivables”). The trust will be entitled to receive all payments received after the initial cutoff date with respect to the initial receivables, and in the case of the subsequent receivables, the subsequent cutoff date designated for those subsequent receivables by the seller.

We refer to the principal balance of a receivable as of its respective cutoff date as the “starting principal balance” of that receivable and the principal balance of a receivable as of the date it was originated as the “original principal balance” of that receivable.

On the closing date, an amount equal to the excess of the aggregate principal amount of the notes plus the initial overcollateralization over the aggregate starting principal balance of the initial receivables as of the initial cutoff date (the “initial pre-funded amount”) will be deposited into the pre-funding account. Subsequent receivables may be acquired by the trust from the seller from time to time on or before the last business day in November 2005 using funds on deposit in the pre-funding account.

The assets of the trust will also include rights under the interest rate swap, monies on deposit in specific accounts, including the reserve account, the pre-funding account, and the negative carry account, other property and the proceeds thereof.

The receivables in the trust will be sold by World Omni Financial Corp. to World Omni Auto Receivables LLC, and then by World Omni Auto Receivables LLC to the trust. The trust will grant a security interest in the receivables and other specified trust property to the indenture trustee for the benefit of the noteholders.

Statistical Pool	The statistical information presented in this term sheet relates to the pool of receivables as of the statistical cutoff date. We refer to that pool as the “statistical pool.” The actual pool of receivables sold to the trust on the closing date will include receivables in addition to those included in the statistical pool. In addition, some of the receivables included in the statistical pool may not be included in the final pool as a result of prepayments or the failure of those receivables to meet the eligibility requirements established for the trust.

The aggregate principal balance of the receivables included in the statistical pool was $608,193,479.40 as of the statistical cutoff date.

The aggregate principal balance of the receivables included in the initial pool is expected to be approximately $750,000,000 as of the initial cutoff date.

Terms of the Notes	The principal terms of the notes will be as described below.

A. Payment Dates	Payments on the notes will be made on the 20th day of each month except when the 20th is not a business day, then payments on the notes will be made on the next business day. The first payment date will be October 20, 2005.

B. Interest	Class A–1 Notes: % Class A–2 Notes: % Class A–3 Notes: % Class A–4 Notes: one-month LIBOR plus %

On each payment date, the indenture trustee will remit to the holders of record of each class of notes as of the related record date, interest at the interest rate specified on the cover page of the final prospectus supplement with respect to that class of notes on the outstanding principal amount of that class of notes as of the close of business on the preceding payment date. Interest on the Class A-1 Notes and the Class A-4 Notes will be calculated on the basis of the actual number of days in the related interest accrual period and a 360-day year. Interest on the other classes of notes will be calculated on the basis of a 360-day year of twelve 30-day months. On the initial payment date, the interest payable on each class of notes will be based on the aggregate original principal amount of each class of notes as of the closing date and the period from and including the closing date to but excluding the initial payment date.

Payments of interest on the notes will be subordinated to net payments by the trust under the interest rate swap (other than payments due as a result of the occurrence of any early termination under the interest rate swap). Interest payments on all classes of the Class A Notes will have the same priority. Interest payments on the Class B Notes will be subordinated to the payment of interest on the Class A Notes. If on any payment date the aggregate outstanding principal amount of the Class A Notes as of the close of business on the preceding payment date exceeds the aggregate outstanding principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month, the Class A Notes will be entitled to receive payments of principal before payments of interest are made on the Class B Notes. In addition, in the event that the notes are declared to be due and payable after the occurrence of an event of default resulting from the failure to make a payment on the notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

C. Principal	On each payment date, from the amounts allocated to the holders of the notes to pay principal described in clauses (3), (5) and (7) under the section entitled “Priority of Payments” below, the trust will pay principal of the notes in the following order of priority:

(1) to the Class A-1 Notes until they are paid in full;

(2) to the Class A-2 Notes until they are paid in full;

(3) to the Class A-3 Notes until they are paid in full;

(4) to the Class A-4 Notes until they are paid in full; and

(5) to the Class B Notes, until they are paid in full.

The overcollateralization target amount for any payment date will be the greater of (1) 2.00% of the aggregate outstanding principal balance of the receivables as of the last day of the prior calendar month and (2) 1.00% of the aggregate starting principal balance of all receivables transferred to the trust.

If the notes are declared to be due and payable following the occurrence of an event of default, the trust will pay principal of the notes from funds allocated to the holders of the notes in the following order of priority:

(1) to the holders of the Class A-1 Notes until the Class A-1 Notes are paid in full;

(2) to the holders of the other Class A Notes pro rata based upon their respective unpaid principal amount until the other Class A Notes have been paid in full; and

(3) to the holders of the Class B Notes until the Class B Notes are paid in full.

All outstanding principal and interest with respect to a class of notes will be payable in full on the applicable payment date in the calendar month set forth below, which is the final scheduled payment date; however, the actual payment in full of any class of notes could occur sooner:

Class A–1 Notes: August 2006 Class A–2 Notes: March 2008 Class A–3 Notes: May 2009 Class A–4 Notes: September 2012

D. Priority of Payments.	On each payment date, any funds available for distribution from collections on the receivables, the net amount, if any, received by the trust under the interest rate swap, funds available from the negative carry account up to the negative carry amount and funds available from the reserve account, in each case, with respect to that payment date, after the deduction of servicing fees, unpaid servicing fees and reimbursement of advances, in each case, paid to or retained by the servicer, will be distributed in the following amounts and order of priority:

(1) the net amount, if any, payable by the trust to the swap counterparty under the interest rate swap (other than termination payments);

(2) interest on the Class A Notes;

(3) principal of the notes in an amount equal to the amount by which (a) the aggregate outstanding principal amount of the Class A Notes as of the close of business on the preceding payment date exceeds (b) the aggregate outstanding principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month;

(4) interest on the Class B Notes;

(5) principal of the notes in an amount equal to the amount by which (a) the aggregate outstanding principal amount of the notes as of the close of business on the preceding payment date exceeds (b) the aggregate outstanding principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month less (c) any amounts allocated to pay principal of the notes under clause (3) above;

(6) to the reserve account, the amount, if any, necessary to fund the reserve account up to its required amount;

(7) principal of the notes in an amount equal to the amount by which (a) the aggregate outstanding principal amount of the notes as of the close of business on the preceding payment date exceeds (b) the aggregate outstanding principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month less the overcollateralization target amount for that payment date less (c) any amounts allocated to pay principal of the notes under clause (3) and (5) above;

(8) any swap termination payments owned by the trust to the swap counterparty; and

(9) distributions to the certificates.

E. Mandatory Prepayment	The notes will be prepaid in whole or in part on the payment date related to the last day of the funding period if any amounts remain on deposit in the pre-funding account on the last day of the funding period after giving effect to the purchase of all subsequent receivables, including any subsequent receivables purchased on that date. This mandatory prepayment will be applied to each class of notes in accordance with the priorities with respect to distributions of principal set forth in the section entitled “Terms of the Notes - Principal” above.

F. Controlling Securities	So long as the Class A Notes are outstanding, the Class A Notes will be the controlling securities. As a result, holders of these securities generally vote together as a single class under the indenture. Upon payment in full of the Class A Notes, the Class B Notes will be the controlling securities.

Interest Rate Swaps	The trust will enter into an interest rate swap agreement with the swap counterparty to hedge its floating rate interest obligations with respect to the Class A–4 Notes.

Under the interest rate swap agreement, on each payment date, the swap counterparty will be obligated to make a monthly payment to the trust at a floating interest rate based on a notional amount equal to the outstanding aggregate principal balance of the Class A–4 Notes as of the preceding payment date, and the trust will make a monthly payment to the swap counterparty based on a fixed monthly interest rate to be specified in the prospectus supplement on the same notional amount.

The amount that the trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the trust. Only the net amount payable will be due from the trust or the swap counterparty, as applicable. Net swap payments payable by the trust will rank higher in priority than interest payments due on the notes.

In the event that the swap counterparty’s long-term or short-term ratings cease to be at the levels required by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, the swap counterparty will be obligated within 30 business days to either assign its rights and obligations under the interest rate swap agreement to another party with the required rating or post collateral. If the swap counterparty has not taken one of these specified actions within 30 business days of the day on which the swap counterparty’s credit rating has fallen below the levels required by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, the trust may terminate the interest rate swap.

Optional Redemption	The servicer may, at its option, cause a redemption of the outstanding notes by purchasing all of the receivables. The servicer may only do this when the aggregate outstanding principal balance of the receivables is equal to 10.00% or less of the sum of the aggregate starting principal balance of all receivables transferred to the trust. The purchase price for the receivables will not be less than, and the redemption price of the notes shall equal, the aggregate outstanding principal amount of the notes plus accrued and unpaid interest to but excluding the date of redemption.

Credit Enhancement	Credit enhancement for the notes will consist of a reserve account, a negative carry account, overcollateralization and, with respect to the Class A Notes, subordination of the Class B Notes.

A. Reserve Account	On the closing date, an amount equal to the sum of (1) 0.25% of the aggregate starting principal balance of the initial receivables as of the initial cutoff date and (2) the Yield Supplement Amount as of the initial cutoff date will be deposited into the reserve account (“the reserve account initial deposit”).

In addition, on each date during the funding period on which subsequent receivables are transferred to the trust, cash or eligible investments in an amount equal to 0.25% of the aggregate starting principal balance of the subsequent receivables as of the related subsequent cutoff date will be withdrawn from the pre-funding account and deposited into the reserve account.

The indenture trustee will apply funds in the reserve account in excess of the Yield Supplement Amount to make the payments in clauses (1) through (5) under the section entitled “Priority of Payments” above that are not covered by collections on the receivables, net amounts, if any, received by the trust under the interest rate swap, and amounts available from the negative carry account. In addition, on the final scheduled payment date for any class of notes, if any principal amount remains outstanding, the indenture trustee will apply funds from the reserve account to repay such class of notes in full.

A portion of the amount on deposit in the reserve account represented by the Yield Supplement Amount is intended to supplement interest collections on the receivables with annual percentage rates below 5.75% (the “Required Rate”). Amounts in the reserve account up to the Yield Supplement Amount for that payment date will not be available to cover shortfalls in payments of clauses (1) through (5) under the section entitled “Priority of Payments” above. However, those amounts may become available on future payment dates as the Yield Supplement Amount decreases.

The amount required to be on deposit in the reserve account on any payment date is equal to the lesser of (a) the sum of (1) 0.25% of the aggregate starting principal balance of all receivables transferred to the trust and (2) the Yield Supplement Amount for that payment date and (b) the aggregate outstanding principal amount of the notes. Amounts in the reserve account in excess of the required amount for any payment date will become part of available funds for that payment date. As the Yield Supplement Amount steps-down on each payment date, the amount required to be on deposit in the reserve account correspondingly steps-down. The reserve account will be replenished, if necessary, to its required amount with collections on the receivables remaining after making required allocations of interest and principal payments on the notes.

The “Yield Supplement Amount” means for any payment date, the amount set forth in a schedule, to be provided in the prospectus supplement, calculated with respect to the initial receivables (assuming that those receivables pay as scheduled) equal to the aggregate for each receivable with an interest rate below the Required Rate of the present value, discounted at a rate of 0.75% per annum, of the product for each month of (a) the scheduled balance of that receivable as of the open of business on the first day of the related month and (b) the result of (1) the Required Rate minus the interest rate of that receivable divided by (2) twelve.

B. Subordination of the Class B Notes	The subordination of the Class B Notes to the Class A Notes as described in the prospectus supplement will provide additional credit enhancement to the Class A Notes.

C. Overcollateralization	Overcollateralization represents the amount by which the aggregate outstanding principal balance of the receivables plus amounts in the pre-funding account exceeds the aggregate outstanding principal of the notes. The aggregate starting principal balance of the initial receivables plus the initial pre-funded amount is expected to exceed the initial aggregate principal amount of the notes by approximately 1.00% of the aggregate starting principal balance of the initial receivables plus the initial pre-funded amount. The application of funds according to clause (7) under the section entitled “Priority of Payments” above is designed to increase the level of overcollateralization as of any payment date to a target amount of 2.00% of the aggregate outstanding principal balance of the receivables as of the last day of the calendar month preceding that payment date (but not less than 1.00% of the aggregate starting principal balance of all receivables transferred to the trust as of such date) as a result of the payment of a greater amount of principal on the notes in the first several months than is paid on the principal of the receivables during the related period. In general, after the amount of overcollateralization has reached its target amount the dollar amount of overcollateralization will decrease as the aggregate principal balance of the receivables decreases. The overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections from the receivables, if any.

Purchases of Subsequent Receivables. A. Pre-Funding Account	On the closing date, the initial pre-funded amount will be deposited into a segregated trust account held by the indenture trustee for the benefit of the noteholders (the “pre-funding account”) and will be used to acquire subsequent receivables from the seller during the funding period. During the funding period, the seller will transfer to the trust subsequent receivables having an aggregate starting principal balance equal to the initial pre-funded amount to the extent that subsequent receivables have been acquired by the seller from World Omni Financial Corp., and to deposit the required amounts in the reserve account in connection with that purchase.

The “funding period” will be the period from and including the closing date until the earliest of (1) the date on which the amount on deposit in the pre-funding account (after giving effect to the acquisition of all subsequent receivables, including any subsequent receivables acquired on that date) is not greater than $100,000, (2) the occurrence of an event of default under the indenture, (3) the occurrence of a servicer default under the sale and servicing agreement, (4) the occurrence of specified events of insolvency with respect to the seller or the servicer, and (5) the close of business on the last business day in November 2005.

Any amount remaining in the pre-funding account at the end of the funding period will be payable to the noteholders as a mandatory prepayment as described above.

B. Negative Carry Account	On the closing date the seller will deposit an amount to be specified in the prospectus supplement (the “negative carry account initial deposit”) into a segregated trust account held by the indenture trustee for the benefit of the noteholders (the “negative carry account”). On each payment date related to a calendar month within the funding period, the indenture trustee will withdraw the negative carry amount for that payment date and deposit it into the collection account. Such amount shall become part of available funds for that payment date.

The “negative carry amount” means, as of any payment date, the amount by which the total interest payable to the noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the pre-funded amount during the preceding calendar month.

On each payment date, any amount remaining on deposit in the negative carry account after giving effect to the distribution of the negative carry amount for that payment date in excess of the required negative carry account balance for that payment date will become part of available funds for that payment date. On the payment date following the calendar month in which the last day of the funding period occurs, after giving effect to all withdrawals from the negative carry account on that payment date, all amounts remaining on deposit in the negative carry account will become part of available funds.

The “required negative carry account balance” means, as of any payment date, the lesser of (1) the amount then on deposit in the negative carry account and (2) the maximum negative carry amount for the remainder of the funding period, assuming no further withdrawals from the pre-funding account and investment earnings on amounts on deposit therein at a rate of 0.75%. The “maximum required negative carry amount” for the closing date and for any payment date will equal an amount specified in the prospectus supplement.

Tax Status	In the opinion of Kirkland & Ellis LLP, special tax counsel, for federal income tax purposes, the notes will be characterized as indebtedness and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each noteholder by the acceptance of a note will be deemed to agree to treat the notes as indebtedness.

ERISA Considerations

Subject to the considerations discussed in the prospectus supplement, the notes are eligible for purchase by pension, profit-sharing or other employee benefit plans, as well as individual retirement accounts and some types of Keogh plans.

By its acquisition of a note, each of these entities is deemed to represent that its purchase and holding of a note will not give rise to a nonexempt prohibited transaction.

Legal Investment	The Class A–1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a–7 under the Investment Company Act of 1940, as amended.

Ratings of the Notes	It is a condition to the issuance of all of the notes that the Class A–1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies and the Class A–2 Notes, the Class A–3 Notes and the Class A–4 Notes be rated “AAA” (or its equivalent) by at least two nationally recognized rating agencies.

The Receivables Pool

The Statistical Pool

The characteristics set forth in this section are based on the pool of receivables as of the statistical cutoff date. The characteristics of the receivables in the initial pool acquired by the trust on the closing date and in the final pool as of the end of the funding period may differ from those of the statistical pool. All receivables acquired by the trust, however, must satisfy the eligibility criteria specified in the prospectus and the prospectus supplement.

As of the statistical cutoff date, the statistical pool of receivables had an aggregate principal balance of $608,193,479.40. As of the statistical cutoff date, approximately 6.71% of the aggregate principal balance of the receivables in the statistical pool were originated by World Omni Financial Corp. or, with respect to acquired receivables, by an independent third party under a program in which World Omni Financial Corp. or such independent third party finances the purchase of a vehicle that was previously leased by World Omni Financial Corp., its affiliates or such independent third party. As of the statistical cutoff date, each receivable in the statistical pool met, and each receivable in the initial pool as of the closing date and the final pool as of the end of the funding period will meet, the following eligibility criteria:

•	was secured by a new or used automobile or light-duty truck;

•	was originated in the United States;

•	was originated or acquired by World Omni Financial Corp. in the ordinary course of business;

•	was a simple interest receivable;

•	provided for level monthly payments that fully amortize the amount financed over its original term, except for minimal differences in the first or last months;

•	had an original term to maturity of 24 to 72 months and had a remaining term to maturity of not less than 12 months nor more than 72 months;

•	provided for the payment of a finance charge at a stated annual percentage rate ranging from 0.01% to 20.00%;

•	did not have a scheduled payment for which $40.00 or more was more than 30 days past due;

•	was not due, to the best knowledge of World Omni Financial Corp., from any obligor who was the subject of a bankruptcy proceeding or was bankrupt or insolvent;

•	was not secured by a financed vehicle that had been repossessed without reinstatement of the related contract; and

•	had a schedule maturity date not later than July 28, 2011.

The following table sets forth information regarding the composition of the receivables in the statistical pool as of the statistical cutoff date. The “Weighted Average Annual Percentage Rate,” the “Weighted Average Original Term to Maturity” and “Weighted Average Remaining Term to Maturity” in the table are weighted based on the principal balance of the related receivables.

Composition of the Receivables in the Statistical Pool

as of the Statistical Cutoff Date

Aggregate Principal Balance	$608,193,479.40
Number of Receivables	38,245
Average Principal Balance	$15,902.56
Average Original Principal Balance	$19,371.97
Range of Original Principal Balances	$5,000.00 to 56,992.04
Weighted Average Annual Percentage Rate	7.590%
Range of Annual Percentage Rates	0.01% to 20.00%
Weighted Average Original Term to Maturity	62.72 months
Range of Original Terms to Maturity	24 months to 72 months
Weighted Average Remaining Term to Maturity	56.62 months
Range of Remaining Terms to Maturity	12 months to 72 months

As of the statistical cutoff date, approximately 75.44% of the aggregate principal balance of the receivables in the statistical pool, constituting approximately 68.37% of the total number of receivables in the statistical pool, represented financings of new vehicles, and approximately 24.56% of the aggregate principal balance of the receivables in the statistical pool, constituting approximately 31.63% of the total number of receivables in the statistical pool, represented financings of used vehicles.

The following table sets forth information regarding the geographic distribution of the receivables in the statistical pool as of the statistical cutoff date for the states with the largest concentrations of receivables. No other state accounts for more than 0.42% of the aggregate principal balance of the receivables in the statistical pool. The breakdown by state is based on the billing addresses of the obligors of the receivables. The percentages in the table may not add up to 100% because of rounding.

Geographic Distribution of the Receivables in the Statistical Pool

as of the Statistical Cutoff Date

State	Number of Receivables	Percentage of Aggregate Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
Florida	16,078	42.04%	$257,370,612.73	42.32%
Georgia	6,608	17.28	108,794,583.55	17.89
North Carolina	6,073	15.88	99,901,897.73	16.43
Alabama	4,601	12.03	70,648,511.08	11.62
South Carolina	2,843	7.43	45,773,051.29	7.53
New Jersey	477	1.25	6,288,031.99	1.03
New York	285	0.75	3,827,342.66	0.63
All Others	1,280	3.35	15,589,448.37	2.56

Total	38,245	100.00%	$608,193,479.40	100.00%

The following table sets forth information regarding the distribution of the receivables in the statistical pool by annual percentage rate as of the statistical cutoff date. Percentages in the table may not add up to 100% because of rounding.

Distribution of the Receivables in the Statistical Pool by Annual Percentage Rate

as of the Statistical Cutoff Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Aggregate Number of Receivables	Aggregate Principal Balance	Percentage of Aggregate Principal Balance
0.000 – 1.000%	1,398	3.66%	$30,533,466.05	5.02%
1.001 – 2.000%	971	2.54	20,372,009.82	3.35
2.001 – 3.000%	1,807	4.72	32,870,467.94	5.40
3.001 – 4.000%	908	2.37	18,528,384.74	3.05
4.001 – 5.000%	2,299	6.01	27,947,532.05	4.60
5.001 – 6.000%	4,262	11.14	77,459,147.08	12.74
6.001 – 7.000%	5,260	13.75	93,741,910.07	15.41
7.001 – 8.000%	4,884	12.77	74,751,986.63	12.29
8.001 – 9.000%	4,389	11.48	58,934,053.24	9.69
9.001 – 10.000%	3,319	8.68	46,632,668.09	7.67
10.001 – 11.000%	1,822	4.76	26,643,905.25	4.38
11.001 – 12.000%	1,749	4.57	24,307,863.16	4.00
12.001 – 13.000%	1,204	3.15	16,678,378.76	2.74
13.001 – 14.000%	961	2.51	14,497,432.81	2.38
14.001 – 15.000%	736	1.92	9,964,195.51	1.64
15.001 – 16.000%	512	1.34	6,967,440.29	1.15
16.001 – 17.000%	1,109	2.90	17,691,276.95	2.91
17.001 – 18.000%	370	0.97	5,297,782.17	0.87
18.001 – 19.000%	173	0.45	2,730,831.43	0.45
19.001 – 20.000%	112	0.29	1,642,747.36	0.27

	38,245	100.00%	$608,193,479.40	100.00%

The Initial Receivables

The trust will acquire the initial receivables from the seller on the closing date. The initial pool of receivables acquired by the trust on the closing date may contain receivables in addition to those included in the statistical pool and some of the receivables in the statistical pool may not be included in the initial pool of receivables. Therefore, the characteristics of the receivables in the initial pool acquired by the trust on the closing date may differ from those of the statistical pool. All receivables in the initial pool, however, must satisfy the eligibility criteria specified in the sale and servicing agreement pursuant to which the receivables are transferred to the trust. The initial receivables, however, need not satisfy any other eligibility criteria. Initial receivables may be originated or acquired by World Omni Financial Corp. under credit criteria different from those that were applied to the receivables in the statistical pool and may be of a different credit quality and seasoning.

The Subsequent Receivables

During the funding period, the trust is expected to acquire additional receivables from the seller with an aggregate starting principal balance approximately equal to the initial pre-funded amount. Any transfer of subsequent receivables to the trust is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent to be described in the prospectus and the prospectus supplement. Each subsequent receivable must, at the time of its addition, satisfy the eligibility criteria specified in the sale and servicing agreement pursuant to which the receivables are transferred to the trust. The subsequent receivables, however, need not satisfy any other eligibility criteria. Subsequent receivables may be originated or acquired by World Omni Financial Corp. under credit criteria different from those that were applied to the receivables in the statistical pool and may be of a different credit quality and seasoning. In addition, following the transfer of subsequent receivables to the trust, the characteristics of the receivables, including the composition of the receivables, the distribution by annual percentage rate, and geographic distribution, may vary from those of the receivables in the statistical pool; provided, however, there will be a requirement that, after giving effect to the transfer of subsequent receivables to the trust, (a) the weighted average annual percentage rate of the receivables in the trust be not less than 7.49%, (b) not less than 74.0% of the aggregate starting principal balance of the receivables represent financings of new vehicles, (c) not less than 5.35% of the aggregate starting principal balance of the receivables will consist of receivables originated or acquired by World Omni Financial Corp. under a program in which World Omni Financial Corp. or an independent third party finances the purchase of a vehicle that was previously leased by World Omni Financial Corp., its affiliates or such independent third party, (d) no subsequent receivable has a remaining term in excess of 72 months, (e) the weighted average original term to maturity of the receivables in the trust will not be greater than 64.0 months, and (f) such other criteria as may be required by the rating agencies. Since the weighted average life of the notes will be influenced by the rate at which the principal balances of the receivables are paid, some of these variations may affect the weighted average life of each class of notes. The requirements in items (d) and (e) above are intended to minimize the effect of the addition of subsequent receivables on the weighted average life of the notes. Upon the end of the funding period, we will file a report on Form 8-K containing information with respect to the subsequent receivables comparable to that contained in the tables set forth above for the receivables in the statistical pool.

Delinquencies, Repossessions and Net Losses

The following tables set forth information concerning World Omni Financial Corp.’s experience with respect to its portfolio of fixed rate retail installment sale contracts similar to the receivables.

The delinquency figures reported in the tables are calculated as a percentage of the total number of contracts at period end, but exclude delinquent bankrupt contracts. As of June 30, 2005 the number of bankrupt contracts greater than 60 days past due was 1,636. The period of delinquency used in calculating the tables is based on the number of days payments are contractually past due. The percentages listed under “Percentage of Delinquent Contracts” are based on the average for the month of the last month for the respective periods listed. “Repossessions as a Percentage of Average Number of Contracts Outstanding” and “Net Repossession Losses as a Percentage of Average Portfolio Outstanding” have been annualized. “Net Repossession Losses,” which include charged off amounts, equal the aggregate principal balances of all contracts determined to be uncollectable in the period plus accrued but unpaid interest earned through the point of charge-off, less any recoveries, but do not include expenses incurred to dispose of vehicles.

The data presented in the following tables are for illustrative purposes only. There is no assurance that World Omni Financial Corp.’s delinquency, net loss and repossession experience with respect to fixed rate retail installment sale contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that described below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of World Omni Financial Corp.’s portfolio. Accordingly, the repossession and net loss percentages would be expected to be higher than those shown if a group of contracts were isolated for a period of time and the repossession and net loss data showed the activity only for that isolated group over the periods indicated.

Delinquency Experience

	For period ending June 30, 2005	For period ending December 31,
		2004	2003	2002	2001	2000
Ending Number of Contracts	213,195	208,494	201,737	197,481	172,477	142,821
Percentage of Delinquent Contracts
31-60 Days	1.17%	1.22%	1.14%	1.20%	1.30%	1.54%
61-90 Days	0.16%	0.21%	0.17%	0.15%	0.16%	0.17%
91 Days and Over	0.02%	0.04%	0.04%	0.03%	0.05%	0.03%

Total	1.35%	1.47%	1.35%	1.38%	1.51%	1.74%

Net Loss and Repossession Experience

(Dollars in Thousands)

	For period ending June 30, 2005	For period ending December 31,
		2004	2003	2002	2001	2000
Ending Net Receivables	$2,759,851	$2,626,432	$2,438,668	$2,484,949	$2,125,403	$1,712,983
Ending Number of Contracts	213,195	208,494	201,737	197,481	172,477	142,821
Average Portfolio Outstanding During the Period	$2,684,048	$2,519,861	$2,456,935	$2,316,347	$1,899,790	$1,477,118
Average Number of Contracts Outstanding During the Period	209,795	206,041	199,503	185,394	157,390	124,669
Number of Repossessions	1,407	2,869	2,842	2,893	2,695	1,916
Repossessions as a Percentage of Average Number of Contracts Outstanding	1.34%	1.39%	1.42%	1.56%	1.71%	1.54%
Net Repossession Losses	8,802	$19,634	$20,707	$18,720	$18,366	$10,855
Net Repossession Losses as a Percentage of Average Portfolio Outstanding	0.66%	0.78%	0.84%	0.81%	0.97%	0.73%

Prepayment and Yield Considerations

All of the receivables can be prepaid at any time without charge. For this purpose, “prepayments” include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life, credit accident and health insurance policies and receivables repurchased for administrative reasons. A variety of economic, social, and other factors may influence the rate of prepayments on the receivables. In addition, the receivables may include contracts originated in conjunction with financing programs in which the obligor is given a cash rebate if the obligor enters into the contract. No assurance can be given as to the prepayment rates on contracts originated under those programs. Noteholders will bear all reinvestment risk resulting from a faster or slower incidence of prepayment of receivables. The exercise by the servicer of its option to purchase the receivables and cause a redemption of the notes under specific conditions described in the prospectus supplement will also accelerate the payment of the notes. In addition, the notes may be prepaid in whole or in part at the end of the funding period to the extent amounts in the pre-funding account are not fully utilized to purchase subsequent receivables. This mandatory prepayment will be applied to each class of notes in accordance with the priorities with respect to distributions of principal described under “Terms of the Notes-Principal” above.

Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. The absolute prepayment model further assumes that all the contracts are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% absolute prepayment model rate means that 100 contracts prepay each month. The absolute prepayment model does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the receivables.

The tables beginning on page 23 have been prepared on the basis of the characteristics of the receivables in the statistical pool. Each absolute prepayment model table assumes that (a) the receivables prepay in full at the specified constant percentage of the absolute prepayment model monthly, with no defaults, losses or repurchases on any of the receivables, (b) each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days, (c) interest accrues on the notes at the assumed coupon rate of 3.83% for the Class A-1 Notes, 4.25% for the Class A-2 Notes, 4.46% for the Class A-3 Notes, 4.64% for the Class A-4 Notes and 4.81% for the Class B Notes, (d) payments on the notes are made on each payment date (and each payment date is assumed to be the 20th day of each applicable month), (e) the closing date is August 25, 2005, (f) the servicer exercises its option to purchase all of the receivables and cause a redemption of the notes when the aggregate principal balance of the receivables is equal to 10.00% or less of the aggregate principal balance of the receivables as of their respective cutoff dates, (g) the Yield Supplement Amount for each payment date is calculated as set forth in the section entitled “Reserve Account” above, based on a Required Rate of 5.75%, (h) the servicing fee for each month is equal to a rate of 1/12 of 1.00%, (i) the negative carry amount never exceeds the amount on deposit in the negative carry account, (j) all funds deposited into the pre-funding account are used to purchase subsequent receivables in the amounts and on the dates specified in the table of Assumed Receivables Characteristics below, (k) all payments are made as scheduled under the interest rate swap and (l) interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related interest accrual period and a 360-day year and interest on the other classes of notes will be calculated on the basis of a 360-day year of twelve 30-day months. For purposes of this table, the receivables have an assumed cutoff date as set forth in the table below and an aggregate receivables balance as of the statistical cutoff date of $608,193,479.40. Each absolute prepayment model table indicates the projected weighted average life of each class of notes and sets forth the percent of the original principal amount of each class of notes that is projected to be outstanding after each of the payment dates, shown at various constant absolute prepayment model percentages.

The absolute prepayment model tables also assume that (a) the receivables have been aggregated into seven hypothetical pools with all of the receivables within each such pool having the characteristics set forth below and (b) the level scheduled monthly payment (which is based on each pool’s principal balance, weighted average annual percentage rate, weighted average remaining term to maturity and weighted average seasoning as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

Assumed Receivables Characteristics

Pool	Assumed Cutoff Date	Aggregate Principal Balance	Weighted Average Annual Percentage Rate (%)	Weighted Average Remaining Term to Maturity (In Months)	Weighted Average Seasoning (In Months)
1	08/01/2005	$4,510,232.53	8.072%	11	49
2	08/01/2005	51,083,675.68	9.251	17	46
3	08/01/2005	73,124,012.41	4.671	31	15
4	08/01/2005	52,995,707.83	5.280	45	3
5	08/01/2005	239,770,001.52	6.101	57	3
6	08/01/2005	328,516,370.03	9.433	68	2
7	11/01/2005	144,736,363.64	7.590	62	1

The information included in the following tables represents forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from the results hypothesized in the forward-looking statements. The actual characteristics and performance of the receivables will differ from the assumptions used in constructing each absolute prepayment model table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level until maturity or that all of the receivables will prepay at the same level. Moreover, the diverse terms of the receivables could produce slower or faster principal distributions than indicated in each absolute prepayment model table at the various constant absolute prepayment model percentages specified, even if the weighted average remaining term to maturity and the weighted average seasoning of the receivables are as assumed. Any difference between these assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average life of each class of notes.

Percentage of Original Class A-1 Principal Amount

at Various Absolute Prepayment Model Percentages:

Payment Date	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%
October 20, 2005	78.02	73.27	67.30	50.52
November 20, 2005	67.17	60.22	51.56	28.76
December 20, 2005	54.42	44.97	33.40	5.30
January 20, 2006	42.91	31.26	17.18	0.00
February 20, 2006	31.75	17.89	1.32	0.00
March 20, 2006	20.64	4.68	0.00	0.00
April 20, 2006	9.57	0.00	0.00	0.00
May 20, 2006	0.00	0.00	0.00	0.00
June 20, 2006	0.00	0.00	0.00	0.00
July 20, 2006	0.00	0.00	0.00	0.00
August 20, 2006	0.00	0.00	0.00	0.00
September 20, 2006	0.00	0.00	0.00	0.00
October 20, 2006	0.00	0.00	0.00	0.00
November 20, 2006	0.00	0.00	0.00	0.00
December 20, 2006	0.00	0.00	0.00	0.00
January 20, 2007	0.00	0.00	0.00	0.00
February 20, 2007	0.00	0.00	0.00	0.00
March 20, 2007	0.00	0.00	0.00	0.00
April 20, 2007	0.00	0.00	0.00	0.00
May 20, 2007	0.00	0.00	0.00	0.00
June 20, 2007	0.00	0.00	0.00	0.00
July 20, 2007	0.00	0.00	0.00	0.00
August 20, 2007	0.00	0.00	0.00	0.00
September 20, 2007	0.00	0.00	0.00	0.00
October 20, 2007	0.00	0.00	0.00	0.00
November 20, 2007	0.00	0.00	0.00	0.00
December 20, 2007	0.00	0.00	0.00	0.00
January 20, 2008	0.00	0.00	0.00	0.00
February 20, 2008	0.00	0.00	0.00	0.00
March 20, 2008	0.00	0.00	0.00	0.00
April 20, 2008	0.00	0.00	0.00	0.00
May 20, 2008	0.00	0.00	0.00	0.00
June 20, 2008	0.00	0.00	0.00	0.00
July 20, 2008	0.00	0.00	0.00	0.00
August 20, 2008	0.00	0.00	0.00	0.00
September 20, 2008	0.00	0.00	0.00	0.00
October 20, 2008	0.00	0.00	0.00	0.00
November 20, 2008	0.00	0.00	0.00	0.00
December 20, 2008	0.00	0.00	0.00	0.00
January 20, 2009	0.00	0.00	0.00	0.00
February 20, 2009	0.00	0.00	0.00	0.00
March 20, 2009	0.00	0.00	0.00	0.00
April 20, 2009	0.00	0.00	0.00	0.00
May 20, 2009	0.00	0.00	0.00	0.00
June 20, 2009	0.00	0.00	0.00	0.00
July 20, 2009	0.00	0.00	0.00	0.00
August 20, 2009	0.00	0.00	0.00	0.00
September 20, 2009	0.00	0.00	0.00	0.00
October 20, 2009	0.00	0.00	0.00	0.00
November 20, 2009	0.00	0.00	0.00	0.00
December 20, 2009	0.00	0.00	0.00	0.00
January 20, 2010	0.00	0.00	0.00	0.00
February 20, 2010	0.00	0.00	0.00	0.00
March 20, 2010	0.00	0.00	0.00	0.00

Weighted Average Life (years)(1)	0.41	0.35	0.30	0.22

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

Percentage of Original Class A-2 Principal Amount

at Various Absolute Prepayment Model Percentages:

Payment Date	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%
October 20, 2005	100.00	100.00	100.00	100.00
November 20, 2005	100.00	100.00	100.00	100.00
December 20, 2005	100.00	100.00	100.00	100.00
January 20, 2006	100.00	100.00	100.00	92.48
February 20, 2006	100.00	100.00	100.00	81.43
March 20, 2006	100.00	100.00	90.04	70.59
April 20, 2006	100.00	94.13	79.42	59.94
May 20, 2006	98.98	85.09	69.06	49.50
June 20, 2006	91.26	76.18	58.98	39.26
July 20, 2006	83.58	67.39	49.16	29.24
August 20, 2006	76.08	58.85	39.68	19.42
September 20, 2006	68.62	50.43	30.45	9.81
October 20, 2006	61.19	42.14	21.49	0.41
November 20, 2006	53.79	33.97	12.78	0.00
December 20, 2006	46.43	25.92	4.35	0.00
January 20, 2007	39.09	18.00	0.00	0.00
February 20, 2007	32.92	11.06	0.00	0.00
March 20, 2007	26.76	4.20	0.00	0.00
April 20, 2007	20.64	0.00	0.00	0.00
May 20, 2007	14.54	0.00	0.00	0.00
June 20, 2007	8.47	0.00	0.00	0.00
July 20, 2007	2.43	0.00	0.00	0.00
August 20, 2007	0.00	0.00	0.00	0.00
September 20, 2007	0.00	0.00	0.00	0.00
October 20, 2007	0.00	0.00	0.00	0.00
November 20, 2007	0.00	0.00	0.00	0.00
December 20, 2007	0.00	0.00	0.00	0.00
January 20, 2008	0.00	0.00	0.00	0.00
February 20, 2008	0.00	0.00	0.00	0.00
March 20, 2008	0.00	0.00	0.00	0.00
April 20, 2008	0.00	0.00	0.00	0.00
May 20, 2008	0.00	0.00	0.00	0.00
June 20, 2008	0.00	0.00	0.00	0.00
July 20, 2008	0.00	0.00	0.00	0.00
August 20, 2008	0.00	0.00	0.00	0.00
September 20, 2008	0.00	0.00	0.00	0.00
October 20, 2008	0.00	0.00	0.00	0.00
November 20, 2008	0.00	0.00	0.00	0.00
December 20, 2008	0.00	0.00	0.00	0.00
January 20, 2009	0.00	0.00	0.00	0.00
February 20, 2009	0.00	0.00	0.00	0.00
March 20, 2009	0.00	0.00	0.00	0.00
April 20, 2009	0.00	0.00	0.00	0.00
May 20, 2009	0.00	0.00	0.00	0.00
June 20, 2009	0.00	0.00	0.00	0.00
July 20, 2009	0.00	0.00	0.00	0.00
August 20, 2009	0.00	0.00	0.00	0.00
September 20, 2009	0.00	0.00	0.00	0.00
October 20, 2009	0.00	0.00	0.00	0.00
November 20, 2009	0.00	0.00	0.00	0.00
December 20, 2009	0.00	0.00	0.00	0.00
January 20, 2010	0.00	0.00	0.00	0.00
February 20, 2010	0.00	0.00	0.00	0.00
March 20, 2010	0.00	0.00	0.00	0.00

Weighted Average Life (years)(1)	1.34	1.13	0.95	0.78

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

Percentage of Original Class A-3 Principal Amount

at Various Absolute Prepayment Model Percentages:

Payment Date	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%
October 20, 2005	100.00	100.00	100.00	100.00
November 20, 2005	100.00	100.00	100.00	100.00
December 20, 2005	100.00	100.00	100.00	100.00
January 20, 2006	100.00	100.00	100.00	100.00
February 20, 2006	100.00	100.00	100.00	100.00
March 20, 2006	100.00	100.00	100.00	100.00
April 20, 2006	100.00	100.00	100.00	100.00
May 20, 2006	100.00	100.00	100.00	100.00
June 20, 2006	100.00	100.00	100.00	100.00
July 20, 2006	100.00	100.00	100.00	100.00
August 20, 2006	100.00	100.00	100.00	100.00
September 20, 2006	100.00	100.00	100.00	100.00
October 20, 2006	100.00	100.00	100.00	100.00
November 20, 2006	100.00	100.00	100.00	87.67
December 20, 2006	100.00	100.00	100.00	74.82
January 20, 2007	100.00	100.00	94.63	62.26
February 20, 2007	100.00	100.00	83.70	50.03
March 20, 2007	100.00	100.00	72.82	38.11
April 20, 2007	100.00	96.38	62.17	26.52
May 20, 2007	100.00	86.98	51.74	15.25
June 20, 2007	100.00	77.53	41.53	4.31
July 20, 2007	100.00	68.20	31.56	0.00
August 20, 2007	94.96	59.00	21.81	0.00
September 20, 2007	86.54	49.94	12.29	0.00
October 20, 2007	77.99	41.02	3.01	0.00
November 20, 2007	69.48	32.23	0.00	0.00
December 20, 2007	61.02	23.58	0.00	0.00
January 20, 2008	52.60	15.06	0.00	0.00
February 20, 2008	44.22	6.69	0.00	0.00
March 20, 2008	35.88	0.00	0.00	0.00
April 20, 2008	28.77	0.00	0.00	0.00
May 20, 2008	21.68	0.00	0.00	0.00
June 20, 2008	14.63	0.00	0.00	0.00
July 20, 2008	7.62	0.00	0.00	0.00
August 20, 2008	0.64	0.00	0.00	0.00
September 20, 2008	0.00	0.00	0.00	0.00
October 20, 2008	0.00	0.00	0.00	0.00
November 20, 2008	0.00	0.00	0.00	0.00
December 20, 2008	0.00	0.00	0.00	0.00
January 20, 2009	0.00	0.00	0.00	0.00
February 20, 2009	0.00	0.00	0.00	0.00
March 20, 2009	0.00	0.00	0.00	0.00
April 20, 2009	0.00	0.00	0.00	0.00
May 20, 2009	0.00	0.00	0.00	0.00
June 20, 2009	0.00	0.00	0.00	0.00
July 20, 2009	0.00	0.00	0.00	0.00
August 20, 2009	0.00	0.00	0.00	0.00
September 20, 2009	0.00	0.00	0.00	0.00
October 20, 2009	0.00	0.00	0.00	0.00
November 20, 2009	0.00	0.00	0.00	0.00
December 20, 2009	0.00	0.00	0.00	0.00
January 20, 2010	0.00	0.00	0.00	0.00
February 20, 2010	0.00	0.00	0.00	0.00
March 20, 2010	0.00	0.00	0.00	0.00

Weighted Average Life (years)(1)	2.48	2.12	1.80	1.54

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

Percentage of Original Class A-4 Principal Amount

at Various Absolute Prepayment Model Percentages:

Payment Date	0.50%	1.00%	1.50%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%
October 20, 2005	100.00	100.00	100.00	100.00
November 20, 2005	100.00	100.00	100.00	100.00
December 20, 2005	100.00	100.00	100.00	100.00
January 20, 2006	100.00	100.00	100.00	100.00
February 20, 2006	100.00	100.00	100.00	100.00
March 20, 2006	100.00	100.00	100.00	100.00
April 20, 2006	100.00	100.00	100.00	100.00
May 20, 2006	100.00	100.00	100.00	100.00
June 20, 2006	100.00	100.00	100.00	100.00
July 20, 2006	100.00	100.00	100.00	100.00
August 20, 2006	100.00	100.00	100.00	100.00
September 20, 2006	100.00	100.00	100.00	100.00
October 20, 2006	100.00	100.00	100.00	100.00
November 20, 2006	100.00	100.00	100.00	100.00
December 20, 2006	100.00	100.00	100.00	100.00
January 20, 2007	100.00	100.00	100.00	100.00
February 20, 2007	100.00	100.00	100.00	100.00
March 20, 2007	100.00	100.00	100.00	100.00
April 20, 2007	100.00	100.00	100.00	100.00
May 20, 2007	100.00	100.00	100.00	100.00
June 20, 2007	100.00	100.00	100.00	100.00
July 20, 2007	100.00	100.00	100.00	95.52
August 20, 2007	100.00	100.00	100.00	88.21
September 20, 2007	100.00	100.00	100.00	81.15
October 20, 2007	100.00	100.00	100.00	74.32
November 20, 2007	100.00	100.00	95.71	67.74
December 20, 2007	100.00	100.00	89.45	61.41
January 20, 2008	100.00	100.00	83.37	55.32
February 20, 2008	100.00	100.00	77.45	49.48
March 20, 2008	100.00	98.90	71.71	43.90
April 20, 2008	100.00	93.78	66.53	38.65
May 20, 2008	100.00	88.74	61.48	33.61
June 20, 2008	100.00	83.79	56.58	28.77
July 20, 2008	100.00	78.91	51.82	24.13
August 20, 2008	100.00	74.12	47.20	19.69
September 20, 2008	95.52	69.41	42.73	0.00
October 20, 2008	90.61	64.79	38.41	0.00
November 20, 2008	85.73	60.26	34.23	0.00
December 20, 2008	80.87	55.81	30.21	0.00
January 20, 2009	76.04	51.45	26.33	0.00
February 20, 2009	71.24	47.18	22.61	0.00
March 20, 2009	66.46	43.00	19.04	0.00
April 20, 2009	61.72	38.91	0.00	0.00
May 20, 2009	57.00	34.91	0.00	0.00
June 20, 2009	52.71	31.28	0.00	0.00
July 20, 2009	48.44	27.74	0.00	0.00
August 20, 2009	44.20	24.27	0.00	0.00
September 20, 2009	39.99	20.90	0.00	0.00
October 20, 2009	35.80	0.00	0.00	0.00
November 20, 2009	31.64	0.00	0.00	0.00
December 20, 2009	27.51	0.00	0.00	0.00
January 20, 2010	23.40	0.00	0.00	0.00
February 20, 2010	19.32	0.00	0.00	0.00
March 20, 2010	0.00	0.00	0.00	0.00

Weighted Average Life (years)(1)	3.91	3.48	3.00	2.54

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.